Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Furiex Pharmaceuticals, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marshall H. Woodworth, Chief Financial Officer, Treasurer and Assistant Secretary (principal financial and accounting officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/ Marshall H. Woodworth
Marshall H. Woodworth
Chief Financial Officer, Treasurer and Assistant Secretary
(principal financial and accounting officer)

February 12, 2013